Inventories	12 Months Ended
Dec. 31, 2019
Inventory Disclosure [Abstract]
Inventories	Inventories, net
Accounting Policy
Inventories cost are computed on a first-in, first-out basis. Our inventory values are comprised of purchased materials, freight expenses and customs duties, production labor and overhead. The valuation of inventory includes determining which fixed costs can be included in inventory based on normal capacity of our manufacturing and assembly facilities. If factory usage is below the established normal capacity level a portion of our fixed production overhead costs are not included in the cost of inventory; instead, they are recognized as cost of sales in the current period. Inventory is valued at the lower of cost or net realizable value, based on assumptions about future demand and market conditions.
Valuation of inventory also requires us to estimate inventory that is defective, obsolete or in excess (Inventory Reserves). We use our demand forecast to develop manufacturing plans and utilize this information to compare against raw materials, work in progress and finished product levels to determine the amount of defective, obsolete or excess inventory.
Inventories consist of the following:

As of December 31	2018	2019
(in millions)	€	€

Raw materials [1]	1,550.3	2,026.3
Work-in-process	1,537.5	1,505.9
Finished products [1]	793.0	771.3

Inventories, gross	3,880.8	4,303.5
Inventory reserves	(441.3)	(494.3)
Inventories, net	3,439.5	3,809.2

1.
In 2019, the presentation of service parts needing to be reworked has been adjusted from Finished products to Raw materials as they are not able to be used in sale of goods or services in their current state. As a result, we have reclassified €312.0 million from Finished products to Raw materials for the previously reported December 31, 2018 balances. The reclassification does not have an impact on the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity or Consolidated Statements of Cash Flows.

The increase in inventory in 2019 compared to 2018 is driven by our growing business.
A summary of activity in the inventory reserves is as follows:

Year ended December 31	2018	2019
(in millions)	€	€

Balance at beginning of year	(349.9)	(441.3)
Additions for the year	(218.2)	(221.5)
Effect of changes in exchange rates	4.2	(0.5)
Utilization of the reserve	122.6	169.0
Balance at end of year	(441.3)	(494.3)

In 2019, the addition for the year is recorded between cost of sales €221.5 million and R&D costs €0.0 million (2018: cost of sales €207.9 million and R&D costs €10.3 million, 2017: cost of sales €101.3 million and R&D costs €18.8 million). In 2019, the additions for the year mainly relates to inventory items which became obsolete due to technological developments and design changes.